[LOGO]


PBHG Insurance Series Fund, Inc.
Semi-Annual Report June 30, 1999




o  PBHG Large Cap Growth Portfolio

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Large Cap Growth Portfolio

Dear Shareholder:

The PBHG Insurance Series Fund, Inc. -- PBHG Large Cap Growth Portfolio returned 7.12% for the six months ended June 30, 1999, while the benchmark S&P 500 Index returned 12.38%.

Market and Performance Overview

The Fund slightly underperformed the benchmark in the first quarter of 1999. Investors continued to favor large-cap growth stocks above all others in that quarter, although daily volatility became more pervasive in all parts of the equity market. This was evident in the monthly returns of the Portfolio, which ranged from -5.5% to +6.4%. The Portfolio underperformed its benchmark during April and May. In April, as the economic outlook for foreign economies improved, the domestic equity market began to favor cyclical companies, such as those in the basic materials, energy and transportation sectors. Typically, these are not the sectors with the highest growth rates. Thus, we had little to no exposure to them and our relative performance suffered. In May, some of the technology stocks that had served the Portfolio well in the past, such as Cisco Systems, faltered as worries about internet valuations led the stocks of many well-known technology companies down. While the Portfolio rebounded in June to outpace the S&P 500, the increase was insufficient to push the Portfolio ahead of the Index for the first half of the year. Nevertheless, we were encouraged by the market's movement back to high-growth stocks toward the end of the period.

Overall, during the first six months of the year, the technology sector led the Portfolio's performance, just as it did in every quarter of 1998! In fact, most of our top performers were from the technology sector. Some of these were direct internet plays, while others could be considered indirect internet plays. We are optimistic that this sector will continue to generate strong returns. The end-markets for technology products, such as cellular phones, communications equipment and internet access, should remain strong for the foreseeable future. We recently added positions in several telecommunications companies because we believe they may be less effected than some other technology companies by potential Y2K order disruptions later in the year.

Our returns in the consumer sector, our second largest Portfolio weighting, also exceeded the returns of the benchmark. The strong performance was broad-based, coming from a diverse grouping of companies in the retail, consumer products and apparel industries. The healthcare sector turned in disappointing returns for the period. Renewed talks about Medicare reform and new legislation about possible government price-regulation on prescription drugs hurt our holdings of Omnicare and Health Management Associates, while Pfizer dropped on several negative announcements. We have eliminated these positions from the Portfolio. We saw very disappointing results in our financial sector holdings, primarily due to a halving of the price of Newcourt Credit, a specialty finance company.

Investment Strategy

During the last six months, financial markets have spent a considerable amount of time worrying about the economy -- not because of bad news, but because of too much good news. Unemployment is low, productivity is high, inflation is almost non-existent and growth continues. In May, financial markets finally got some bad news -- a high inflation report and the Federal Reserve's announced bias to tighten interest rates. By June, analysts were hard-pressed to find any sign of inflation and the Fed surprised (and pleased) many by adopting a neutral bias toward raising interest rates after a one-quarter percentage point increase.

While a lot can happen in the second half of the year, the U.S. economy still shows no willingness to halt its pattern of growth. At the end of last year, we did not expect a major sustained downdraft in equity markets in the presence of a low interest rate environment, a stable U.S. economy, and an accommodating Federal Reserve. So far, that has been the case. If recent weeks are any indication, we are facing a promising environment for an earnings-focused investment strategy, such as ours. We also continue to believe that very high growth rate companies are among the better opportunities in a highly valued market.

On behalf of the Portfolio's management team, thank you for your confidence in Pilgrim Baxter & Associates, Ltd. and in the PBHG Insurance Series Fund, Inc.

Sincerely,


/s/ Gary L. Pilgrim
-------------------------------
Gary L. Pilgrim, CFA
Lead Portfolio Manager

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Large Cap Growth Portfolio


---------------------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 1999
---------------------------------------------------------------------------------------------
                                                                                Annualized
                                                                               Inception to
                                           6 Months(2)         One Year            Date(3)
---------------------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio                7.12%            17.22%            26.14%
---------------------------------------------------------------------------------------------

Comparison of the Change in the Value of a $10,000 Investment in the PBHG Large
  Cap Growth Portfolio, the S&P 500 Index and the Lipper Growth Funds Average.


                                   [GRAPHIC]

              In the printed version of the document, a line graph
               appears which depicits the following plot points:


               PBHG Large Cap      S&P 500       Lipper Growth
              Growth Portfolio     Index(4)     Funds Average(5)
4/97                10000           10000          10000
6/97                10780           11083          11153
9/97                11961           11912          12324
12/97               11821           12255          12173
3/98                13511           13963          13741
6/98                14112           14424          13991
9/98                12350           12992          12133
12/98               15440           15759          14882
3/99                16159           16544          15580
6/99                16539           17710          16682


(1) Performance is historical and not indicative of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(2) The six month return has not been annualized.
(3) The PBHG Large Cap Growth Portfolio commenced operations on April 30, 1997.
(4) The Standard & Poor's ("S&P") 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance.
(5) The Lipper Growth Funds Average is an equally weighted bench-mark composed of mutual funds, each of which normally invests in companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indexes. The performance figures are based on changes in net asset value of the funds in the category with all capital gains distributions and income dividends reinvested. The Index is not intended to imply the Portfolio's past or future performance.

        PBHG Insurance Series Fund, Inc.
[LOGO]  ------------------------------------------------------------------------
        PBHG Large Cap Growth Portfolio

STATEMENT OF NET ASSETS
As of June 30, 1999 (unaudited)

----------------------------------------------------------------------
                                                               Market
                                                               Value
Description                                          Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- 87.8%
CONSUMER CYCLICAL -- 25.9%
APPAREL MANUFACTURERS -- 1.0%
Jones Apparel Group*                                  4,200   $    144
----------------------------------------------------------------------
                                                                   144
----------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS -- 1.9%
Gemstar International Group*                          3,200        209
Polycom*                                              1,700         66
----------------------------------------------------------------------
                                                                   275
----------------------------------------------------------------------
BROADCAST SERVICE/PROGRAMMING -- 3.9%
Clear Channel Communications*                         6,683        461
Fox Entertainment Group, Cl A*                        4,200        113
----------------------------------------------------------------------
                                                                   574
----------------------------------------------------------------------
CRUISE LINES -- 1.2%
Carnival                                              3,800        184
----------------------------------------------------------------------
                                                                   184
----------------------------------------------------------------------
MOTORCYCLE -- 1.5%
Harley-Davidson                                       4,200        228
----------------------------------------------------------------------
                                                                   228
----------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 1.4%
Anntaylor Stores*                                     2,500        112
Gap                                                   1,900         96
----------------------------------------------------------------------
                                                                   208
----------------------------------------------------------------------
RETAIL-BEDDING -- 1.1%
Bed Bath & Beyond*                                    1,700         65
Linens 'N Things*                                     2,300        101
----------------------------------------------------------------------
                                                                   166
----------------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.0%
Home Depot                                            4,500        290
----------------------------------------------------------------------
                                                                   290
----------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.4%
Best Buy*                                               800         54
----------------------------------------------------------------------
                                                                    54
----------------------------------------------------------------------
RETAIL-DISCOUNT -- 4.0%
BJ's Wholesale Club*                                  2,500         75
Family Dollar Stores                                  8,500        204
Wal-Mart Stores                                       6,500        314
----------------------------------------------------------------------
                                                                   593
----------------------------------------------------------------------
RETAIL-DRUG STORE -- 0.7%
CVS                                                   2,100        107
----------------------------------------------------------------------
                                                                   107
----------------------------------------------------------------------
RETAIL-JEWELRY -- 0.8%
Tiffany & Company                                     1,200        116
----------------------------------------------------------------------
                                                                   116
----------------------------------------------------------------------
RETAIL-OFFICE SUPPLIES -- 2.4%
Staples*                                             11,250        348
----------------------------------------------------------------------
                                                                   348
----------------------------------------------------------------------
RETAIL-REGIONAL DEPARTMENT STORES -- 1.5%
Kohl's*                                               2,900        224
----------------------------------------------------------------------
                                                                   224
----------------------------------------------------------------------

----------------------------------------------------------------------

                                                               Market
                                                               Value
Description                                          Shares    (000)
----------------------------------------------------------------------
COMMON STOCK -- CONTINUED
TELEVISION -- 2.1%
Univision Communications, Cl A*                       4,700   $    310
----------------------------------------------------------------------
                                                                   310
----------------------------------------------------------------------
TOTAL CONSUMER CYCLICAL (COST $2,846)                            3,821
----------------------------------------------------------------------
FINANCIAL -- 2.2%
DIVERSIFIED FINANCIAL SERVICES -- 1.7%
Associates First Capital, Cl A                        5,600        248
----------------------------------------------------------------------
                                                                   248
----------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.5%
Goldman Sachs Group*                                  1,100         79
----------------------------------------------------------------------
                                                                    79
----------------------------------------------------------------------
TOTAL FINANCIAL (COST $247)                                        327
----------------------------------------------------------------------
HEALTH CARE -- 9.5%
MEDICAL INFORMATION SYSTEMS -- 1.6%
IMS Health                                            7,600        238
----------------------------------------------------------------------
                                                                   238
----------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.9%
Guidant                                               2,500        129
----------------------------------------------------------------------
                                                                   129
----------------------------------------------------------------------
MEDICAL PRODUCTS -- 2.5%
Johnson & Johnson                                     2,700        265
Minimed*                                              1,300        100
----------------------------------------------------------------------
                                                                   365
----------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.9%
IDEC Pharmaceuticals*                                   600         46
Immunex*                                                700         89
----------------------------------------------------------------------
                                                                   135
----------------------------------------------------------------------
MEDICAL-DRUGS -- 1.8%
Forest Laboratories*                                  3,500        162
Medimmune*                                            1,600        108
----------------------------------------------------------------------
                                                                   270
----------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 0.9%
Watson Pharmaceuticals*                               3,900        137
----------------------------------------------------------------------
                                                                   137
----------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.9%
Cardinal Health                                       2,100        135
----------------------------------------------------------------------
                                                                   135
----------------------------------------------------------------------
TOTAL HEALTH CARE (COST $1,339)                                  1,409
----------------------------------------------------------------------
INDUSTRIAL -- 7.2%
BUILDING & CONSTRUCTION -- MISCELLANEOUS -- 1.0%
Dycom Industries*                                     2,500        140
----------------------------------------------------------------------
                                                                   140
----------------------------------------------------------------------
DIVERSIFIED MANUFACTURING OPERATIONS -- 4.3%
Corning                                               2,500        175
Danaher                                               5,500        320
Tyco International Limited                            1,500        142
----------------------------------------------------------------------
                                                                   637
----------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.8%
Solectron*                                            1,800        120
----------------------------------------------------------------------
                                                                   120
----------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.6%
Cognex*                                               2,801         88
----------------------------------------------------------------------
                                                                    88
----------------------------------------------------------------------

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

-----------------------------------------------------------------------
                                                                Market
                                                                Value
Description                                         Shares      (000)
-----------------------------------------------------------------------
Common Stock -- Continued
INSTRUMENTS-CONTROLS -- 0.5%
Microchip Technology*                               1,500      $     71
-----------------------------------------------------------------------
                                                                     71
-----------------------------------------------------------------------
TOTAL INDUSTRIAL (COST $859)                                      1,056
-----------------------------------------------------------------------
SERVICES -- 8.6%
COMMERCIAL SERVICES -- 2.6%
Central Parking                                     1,600            55
Quanta Services*                                    1,300            57
Quintiles Transnational*                            6,300           265
-----------------------------------------------------------------------
                                                                    377
-----------------------------------------------------------------------
COMPUTER SERVICES -- 1.6%
Sapient*                                            2,600           147
Whittman-Hart*                                      2,800            89
-----------------------------------------------------------------------
                                                                    236
-----------------------------------------------------------------------
CONSULTING SERVICES -- 0.6%
Metzler Group*                                      3,300            91
-----------------------------------------------------------------------
                                                                     91
-----------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 0.9%
United Rentals*                                     4,400           130
-----------------------------------------------------------------------
                                                                    130
-----------------------------------------------------------------------
SCHOOLS -- 0.8%
Apollo Group, Cl A*                                 4,400           117
-----------------------------------------------------------------------
                                                                    117
-----------------------------------------------------------------------
TELEPHONE-LONG DISTANCE -- 2.1%
MCI Worldcom*                                       3,700           318
-----------------------------------------------------------------------
                                                                    318
-----------------------------------------------------------------------
TOTAL SERVICES (COST $1,007)                                      1,269
-----------------------------------------------------------------------
TECHNOLOGY -- 34.4%
APPLICATIONS SOFTWARE -- 1.3%
Siebel Systems*                                     2,800           186
-----------------------------------------------------------------------
                                                                    186
-----------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.5%
Compuware*                                          7,200           229
Microsoft*                                          3,200           289
-----------------------------------------------------------------------
                                                                    518
-----------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.5%
Comverse Technology*                                  900            68
-----------------------------------------------------------------------
                                                                     68
-----------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.6%
EMC*                                                4,300           237
Veritas Software*                                   1,500           142
-----------------------------------------------------------------------
                                                                    379
-----------------------------------------------------------------------
COMPUTERS -- 2.3%
IBM                                                 2,600           336
-----------------------------------------------------------------------
                                                                    336
-----------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 0.5%
TSI International Software Limited*                 2,900            82
-----------------------------------------------------------------------
                                                                     82
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                                 Shares/Face    Market
                                                   Amount       Value
Description                                         (000)       (000)
-----------------------------------------------------------------------
COMMON STOCK -- CONCLUDED
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 7.4%
Altera*                                             2,900      $    107
Applied Micro Circuits*                               500            41
KLA-Tencor*                                         1,400            91
Linear Technology                                   5,500           370
Motorola                                            1,300           123
Qlogic*                                               600            79
Texas Instruments                                   1,300           189
Vitesse Semiconductor*                                300            20
Xilinx*                                             1,300            74
-----------------------------------------------------------------------
                                                                  1,094
-----------------------------------------------------------------------
INTERNET -- 2.3%
America Online*                                     1,600           177
Mindspring Enterprises*                             3,700           164
-----------------------------------------------------------------------
                                                                    341
-----------------------------------------------------------------------
NETWORKING PRODUCTS -- 4.0%
Cisco Systems*                                      8,750           564
MMC Networks*                                         500            22
-----------------------------------------------------------------------
                                                                    586
-----------------------------------------------------------------------
TELECOMMUNICATION EQUIPMENT -- 9.1%
Lucent Technologies                                 4,400           297
Nokia, Cl A                                         4,400           403
Nortel Networks                                     2,800           243
Qualcomm*                                           1,200           172
Tellabs*                                            3,500           236
-----------------------------------------------------------------------
                                                                  1,351
-----------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.9%
Global Crossing Limited*                            3,130           133
-----------------------------------------------------------------------
                                                                    133
-----------------------------------------------------------------------
TOTAL TECHNOLOGY (COST $3,433)                                    5,074
-----------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $9,731)                                12,956
-----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 12.5%
Morgan Agency
 4.73%, dated 06/30/99, matures 07/01/99,
 repurchase price $1,848,497
 (collateralized by U.S. Government
 Obligations: total market value
 $1,934,027)(A)                                    $1,848         1,848
-----------------------------------------------------------------------
Total Repurchase Agreement (Cost $1,848)                          1,848
-----------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3% (COST $11,579)                       14,804
-----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (0.3%)
Payable for securities purchased                                   (820)
Other assets and liabilities                                        769
-----------------------------------------------------------------------
TOTAL OTHER ASSETS AND LIABILITIES, NET                             (51)
-----------------------------------------------------------------------
NET ASSETS
Paid-in-capital (authorized 500 million
 shares -- $0.001 par value) based on
 892,083 outstanding shares of common stock                      11,239
Accumulated net investment loss                                     (25)
Accumulated net realized gain on
 investments                                                        314
Net unrealized appreciation on investments                        3,225
-----------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                       14,753
-----------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE       $  16.54
-----------------------------------------------------------------------

*Non-Income Producing Security
(A) -- Tri-Party Repurchase Agreement
Cl -- Class

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

STATEMENT OF OPERATIONS (000)
For the six month period ended June 30, 1999 (unaudited)

INVESTMENT INCOME:
  Dividends.................................................    $ 11
  Interest..................................................      37
                                                                ----
    Total Investment Income.................................      48
                                                                ----
EXPENSES:
  Investment Advisory Fees..................................      50
  Administrative Fees.......................................      10
  Custodian Fees............................................       2
  Professional Fees.........................................       1
  Transfer Agent Fees.......................................      13
  Printing Fees.............................................       2
  Directors' Fees...........................................       1
  Amortization of Deferred Organizational Costs.............       1
                                                                ----
    Total Expenses..........................................      80
                                                                ----
  Waiver of Investment Advisory Fees........................      (7)
                                                                ----
    Net Expenses............................................      73
                                                                ----
NET INVESTMENT LOSS.........................................     (25)
                                                                ----
  Net Realized Gain from Security Transactions..............     716
  Net Change in Unrealized Appreciation on Investments......     213
                                                                ----
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............     929
                                                                ----
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............    $904
                                                                ====

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio


STATEMENT OF CHANGES IN NET ASSETS (000)
For the six month period ended June 30, 1999 (unaudited) and the period ended December 31, 1998

                                                              01/01/99   01/01/98
                                                                 TO         TO
                                                              06/30/99   12/31/98
                                                              --------   --------
INVESTMENT ACTIVITIES:
  Net Investment Loss.......................................      (25)       (15)
  Net Realized Gain (Loss) from Security Transactions.......      716       (341)
  Net Change in Unrealized Appreciation on Investments......      213      2,780
                                                              -------    -------
  Net Increase in Net Assets Resulting from Operations......      904      2,424
                                                              -------    -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income.....................................       --         --
  Net Realized Gains from Security Transactions.............       --         --
                                                              -------    -------
  Total Distributions.......................................       --         --
                                                              -------    -------
CAPITAL SHARE TRANSACTIONS (A):
  Shares Issued.............................................    4,233     11,045
  Shares Issued upon Reinvestment of Distributions..........       --         --
  Shares Redeemed...........................................   (2,982)    (5,787)
                                                              -------    -------
  Increase in Net Assets Derived from Capital Share
    Transactions............................................    1,251      5,258
                                                              -------    -------
    Total Increase in Net Assets............................    2,155      7,682
                                                              -------    -------
NET ASSETS:
  Beginning of Period.......................................   12,598      4,916
                                                              -------    -------
  End of Period.............................................   14,753     12,598
                                                              =======    =======
(A) SHARES ISSUED AND REDEEMED:
  Shares Issued.............................................      267        838
  Shares Issued upon Reinvestment of Distributions..........       --         --
  Shares Redeemed...........................................     (191)      (438)
                                                              -------    -------
  Net Increase in Shares Outstanding........................       76        400
                                                              =======    =======

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

FINANCIAL HIGHLIGHTS
For the six month period ended June 30, 1999 (unaudited)
For a Share Outstanding Throughout each Fiscal Year or the period

                                    Net                                                                        Net
                                   Asset        Net        Realized and     Distributions   Distributions     Asset
                                   Value     Investment     Unrealized        from Net          from          Value
                                 Beginning     Income     Gains or Losses    Investment        Capital         End      Total
                                 of Period     (Loss)      on Securities       Income           Gains       of Period   Return
------------------------------------------------------------------------------------------------------------------------------
1999**........................    $15.44      $ (0.03)         $1.13              --           --            $16.54      7.12%+
1998..........................     11.82        (0.02)          3.64              --           --             15.44     30.63%
1997(1).......................     10.00           --           1.82              --           --             11.82     18.20%+

                                                                                      Ratio of
                                                                          Ratio      Net Income
                                   Net                     Ratio of    of Expenses     (Loss)
                                 Assets        Ratio      Net Income   to Average    to Average
                                   End      of Expenses     (Loss)     Net Assets    Net Assets   Portfolio
                                of Period   to Average    to Average   (Excluding    (Excluding   Turnover
                                  (000)     Net Assets    Net Assets    Waivers)      Waivers)      Rate
------------------------------------------------------------------------------------------------------------

1999**........................   $14,753       1.10%*      (0.38)%*       1.21%*      (0.49)%*      68.97%
1998..........................    12,598       1.10%       (0.19)%        1.53%       (0.62)%       41.51%
1997(1).......................     4,916       1.10%*       0.00%*        5.21%*      (4.11)%*      37.42%

 * Annualized.
** For the six month period ended June 30, 1999.
 + Total return has not been annualized.
(1) The PBHG Large Cap Growth Portfolio commenced operations on April 30, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

       PBHG Insurance Series Fund, Inc.
[LOGO] -------------------------------------------------------------------------
       PBHG Large Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS
As of June 30, 1999 (unaudited)

1.  ORGANIZATION

The PBHG Large Cap Growth Portfolio (the "Portfolio") is a series of the PBHG Insurance Series Fund, Inc. (the "Fund"), a Maryland corporation. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of the Portfolio and six others: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Large Cap Value Portfolio (the "Large Cap Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio") and the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") (collectively, the "Portfolios"). Each Portfolio of the Fund is classified as a diversified management investment company, with the exception of the Select 20 Portfolio, which is classified as a non-diversified management investment company. The financial statements presented herein do not include the Growth II Portfolio, the Technology & Communications Portfolio, the Small Cap Value Portfolio, the Large Cap Value Portfolio, the Select 20 Portfolio, or the Mid-Cap Value Portfolio which are presented separately. The Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of the Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. At June 30, 1999, 89% and 11% of the outstanding shares of the Portfolio were held by the separate accounts of two participating Insurance Companies, respectively.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolio.

SECURITY VALUATION -- Investment securities of the Portfolio that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the primary exchange (currently 4:00 p.m., Eastern time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the most recent bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income are declared annually, if available. Distributions of net realized capital gains are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 1998, primarily attributable to certain net operating losses, which for tax purposes, are not available to offset future income or have been used to offset net short-term capital gains, have been reclassified to the following account:

                                                Paid-In-Capital
                                                ---------------
Large Cap Growth Portfolio                          $15,417

These reclassifications have no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is the Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund and followed by Pilgrim Baxter & Associates, Ltd. (the "Adviser") ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio, and are being amortized on a straight line basis over a period of sixty months. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of

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       PBHG Insurance Series Fund, Inc.
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       PBHG Large Cap Growth Portfolio


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Adviser are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.75% of the average daily net assets of the Portfolio. In the interest of limiting expenses of the Portfolio, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). With respect to the Portfolio, the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.10%. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed 1.10%. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's net assets exceed $75 million; (ii) the Portfolio's total annual expense ratio is less than 1.10%, and (iii) the payment of such reimbursement is approved by the Board of Directors on a quarterly basis. At June 30, 1999, the amount of advisory fee waiver and reimbursement of third party expenses by the Adviser subject to possible reimbursement was $95,446.

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of the Portfolio.

SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in SEI Investments Mutual Funds Services (the "Sub-Administrator"). The Sub-Administrator is an affiliate of the Fund's distributor and assists the Administrator in providing administrative services to the Fund. For acting in this capacity, the Administrator pays the Sub-Administrator a fee equal to the greater of $35,000 per Portfolio and $5,000 per additional class of shares or at the annual rate of 0.040% with respect to the first $2.5 billion of the average daily net assets of
(i) the Fund, (ii) The PBHG Funds, Inc., another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.025% of the next $7.5 billion of the average daily net assets of each Portfolio in the PBHG Fund Family, and 0.020% of the average daily net assets of each Portfolio in the PBHG Fund Family in excess of $10 billion.

The Fund has entered into an agreement with SEI Investments to manage the investments of repurchase agreements for the Fund. For its services the Liquidity Desk received $406 for the six months ended June 30, 1999.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank, serves as the custodian for the Fund.

Effective January 2, 1998, the Fund entered into a shareholder servicing agreement with PBHG Fund Services to provide shareholder support and other shareholder account-related services. PBHG Fund Services has, in turn, contracted with UAM Shareholder Service Center, Inc. ("UAMSSC") to assist in the provision of these services. UAMSSC receives no fees directly from the Portfolio. For the six month period ended June 30, 1999 PBHG Fund Services was paid $4,200 by the Portfolio for transfer agent services.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4.  INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for the Portfolio for the six month period ended June 30, 1999, amounted to $8,740,941 and $8,212,555, respectively.

The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolio for federal income tax purposes at June 30, 1999, amounted to $3,297,521 and $72,327 respectively. The total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes at June 30, 1999 was not materially different from amounts reported for financial reporting purposes. At December 31, 1998 the Portfolio had a $401,498 capital loss carryforward, $60,546 and $340,952 expiring in December 2005 and December 2006, respectively, which can be used to offset future capital gains.

5.  LINE OF CREDIT

The Portfolio may borrow, an amount up to its prospectus defined limitations, from a $250,000,000 committed line of credit available to (i) the Fund, (ii) The PBHG Funds, Inc. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The Portfolio had no outstanding borrowing at June 30, 1999, or at any time during the six month period ended June 30, 1999.

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                                     [LOGO]
                         PBHGInsurance Series Fund, Inc.


                               Investment Adviser
                        Pilgrim Baxter & Associates, Ltd.

                                   Distributor
                        SEIInvestments Distribution, Co.